CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	¥ (205,963)	$ (32,320)	¥ 426,534	¥ 281,891
Other comprehensive income, net of tax of nil:
Foreign currency translation adjustment	(53,847)	(8,450)	(77,136)	(842)
Comprehensive income (loss)	(259,810)	(40,770)	349,398	281,049
Total comprehensive (income) loss attributable to non-controlling interests	(1,505)	(236)	(796)	187
Total comprehensive (income) loss attributable to redeemable non-controlling interests	(12,362)	(1,940)	254	(781)
Total comprehensive income (loss) attributable to ordinary shareholders of Baozun Inc.	¥ (273,677)	$ (42,946)	¥ 348,856	¥ 280,455